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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                          DATE OF REPORT: JULY 20, 2000



                               INSILCO CORPORATION
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)





   Delaware                         0-22098                       06-0635844
   --------                         -------                       ----------
(STATE OR OTHER                   (COMMISSION                    (IRS EMPLOYER
JURISDICTION OF                     FILE NO.)                    IDENTIFICATION
INCORPORATION OR                                                     NUMBER)
 ORGANIZATION)



                              425 Metro Place North
                                   Fifth Floor
                               Dublin, Ohio 43017
                                 (614) 792-0468

               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANTS
                          PRINCIPAL EXECUTIVE OFFICES)



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ITEM 5.  OTHER EVENTS.

On July 20, 2000 Insilco Holding Co., entered into an agreement with ThermaSys Holding Company, pursuant to which ThermaSys has agreed to purchase all of the businesses comprising the Insilco Holding Co.'s automotive components business segment. ThermaSys is a newly organized entity wholly owned by the merchant banking units of Donaldson Lufkin & Jenrette and CitiCorp, which units also together beneficially own approximately 90% of the Insilco Holding Co.'s outstanding common stock. Insilco Holding Co.'s press release issued July 20, 2000 is attached as an exhibit and is incorporated herein by reference.

The purchase price of $147 million, subject to certain working capital adjustments, and other terms of the transaction were determined by arm's-length negotiations between the parties and, in the case of Insilco Holding Co, were approved by a special committee of Insilco Holding Co.'s Board of Directors comprised of the Insilco Holding Co.'s independent director. The terms of the transaction are set forth in a Transaction Agreement, which is attached as an exhibit and incorporated herein by reference.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)   Exhibits.


         EXHIBIT NO.                           DESCRIPTION
         -----------                           -----------

           2 (a) Transaction agreement dated July 20, 2000 by and among Insilco Holding Co. (and certain of its subsidiaries) and ThermaSys Holding Company (and certain of its subsidiaries).

          99 (a)              Press release of Insilco Holding Co. issued
                              July 20, 2000.





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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     INSILCO CORPORATION
                                     ---------------------------
                                     Registrant



Date:   July 26, 2000                By: /s/ MICHAEL R. ELIA
                                         -----------------------
                                         Michael R. Elia
                                         Senior Vice President, Chief Financial
                                         Officer, Treasurer and Secretary



















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                                  EXHIBIT INDEX



         EXHIBIT NO.                           DESCRIPTION
         -----------                           -----------

           2 (a) Transaction agreement dated July 20, 2000 by and among Insilco Holding Co. (and certain of its subsidiaries) and ThermaSys Holding Company (and certain of its subsidiaries).

          99 (a)              Press release of Insilco Holding Co. issued
                              July 20, 2000.

















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